SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 6, 2004

Speaking Roses International, Inc.
(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	0-22515 (Commission File Number)	20-0612376 (I.R.S. Employer Identification No.)

545 West 500 South
Bountiful, Utah 84010
(Address of principal executive offices)

(801) 677-7673
Registrant's telephone number, including area code

Millennium Electronics, Inc.
35 North 100 East
Heber City, Utah 84032

Former Name or Former Address, if Changed Since Last Report

ITEM 5. OTHER EVENTS

On February 13, 2004, Speaking Roses International, Inc issued a press release describing the closing of certain transactions to which it was a party. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are furnished with this report.

Exhibit Number	Description
99.1	Press release dated February 13, 2004, "Millennium Electronics, Inc. Completes Acquisition of Operating Assets"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 13, 2004

Speaking Roses International, Inc.
By: /s/ Blaine Harris Blaine Harris, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 13, 2004, "Millennium Electronics, Inc. Completes Acquisition of Operating Assets".